                                                             Exhibit 4.1


             Number                                        Shares
               DZ

THIS CERTIFICATE IS TRANSFERABLE IN                   CUSIP 25468B 30 5
     BOSTON, MA OR NEW YORK, NY              SEE REVERSE FOR CERTAIN DEFINITIONS

                         [DISCOVERY ZONE LOGO]
         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01 PER SHARE OF

Discovery Zone, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                             [Discovery Zone Seal]

Senior Vice President, Chief               President and Chief Executive Officer
Financial and Administrative
  Officer and Secretary

Countersigned and Registered:
  STATE STREET BANK AND TRUST COMPANY
          (Boston)

                    Transfer Agent
                    and Registrar

By

                    Authorized Signature

                         DISCOVERY ZONE, INC.

         The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
TEN ENT -- as tenants by the entireties                     (Cust)       (Minor)
JT TEN  -- as joint tenants with right                     under Uniform Gifts
           of survivorship and not as                      to Minors
           tenants in common
                                                           Act_____________
                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
                                                                          Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint.
                                                                        Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated_____________________


AFFIX MEDALLION SIGNATURE           ___________________________________________
GUARANTEE IMPRINT BELOW
                                    ___________________________________________
                                    ABOVE  SIGNATURE(S)  TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT  ALTERATION OR  ENLARGEMENT,  OR ANY
                                    CHANGE WHATEVER.

                                    THE  SIGNATURE(S) MUST  BE GUARANTEED  BY AN
                                    ELIGIBLE  GUARANTOR  INSTITUTION  SUCH  AS A
                                    SECURITIES  BROKER/DEALER,  COMMERCIAL BANK,
                                    TRUST  COMPANY,  SAVINGS  ASSOCIATION  OR  A
                                    CREDIT  UNION  PARTICIPATING  IN A MEDALLION
                                    PROGRAM APPROVED BY THE SECURITIES  TRANSFER
                                    ASSOCIATION, INC.

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.